Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Money Market Fund, Scudder Government Money Fund, Scudder Tax-Exempt Money Fund, a series of Scudder Money Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




March 29, 2004                                 /s/Richard T. Hale
                                               Richard T. Hale
                                               Chief Executive Officer
                                               Scudder Money Market Fund,
                                               Scudder Government Money Fund,
                                               Scudder Tax-Exempt Money Fund,
                                               a series of Scudder Money Funds

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Money Market Fund, Scudder Government Money Fund, Scudder Tax-Exempt Money Fund, a series of Scudder Money Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




March 29, 2004                                   /s/Charles A. Rizzo
                                                 Charles A. Rizzo
                                                 Chief Financial Officer
                                                 Scudder Money Market Fund,
                                                 Scudder Government Money Fund,
                                                 Scudder Tax-Exempt Money Fund,
                                                 a series of Scudder Money Funds